                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      RARE HOSPITALITY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                  (RARE HOSPITALITY INTERNATIONAL, INC. LOGO)

                               8215 ROSWELL ROAD
                                  BUILDING 600
                             ATLANTA, GEORGIA 30350

                                                                  April 12, 2000

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of RARE Hospitality International, Inc., which will be held at the Crowne Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia, on Monday, May 15, 2000 at 2:00 p.m. local time.

     I hope you are planning to attend the meeting so that you can become acquainted with the members of our Board of Directors and our management team. The items of business that will be considered and voted upon this year are explained in the accompanying Proxy Statement. Even if you are planning to attend in person, please complete the enclosed proxy card and return it to us.

     If you have any questions about the Proxy Statement or the 1999 Annual Report to Shareholders, please contact Ms. Joia M. Johnson at (770) 399-9595.

     We look forward to seeing you on May 15, 2000.

                                          Sincerely,

                                          /s/ George W. McKerrow, Jr.
                                          GEORGE W. McKERROW, JR.
                                          Chairman of the Board of Directors

                      RARE HOSPITALITY INTERNATIONAL, INC.
                               8215 ROSWELL ROAD
                                  BUILDING 600
                             ATLANTA, GEORGIA 30350
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2000
                             ---------------------

     Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of RARE Hospitality International, Inc. (the "Company"), will be held at the Crowne Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia, on Monday, May 15, 2000, at 2:00 p.m. local time, for the following purposes:

          1. To elect two directors in Class II to serve until the 2003 Annual Meeting of Shareholders.

          2. To approve the amendment of the Company's 1997 Long-Term Incentive Plan to increase the number of shares of Common Stock available for award by 575,000 shares, to grant the committee administering the plan the authority to delegate to one or more directors who are also officers of the corporation the ability to grant certain options under the Plan, to provide certain limitations on the exercise price and term of options granted under the Plan and to prohibit the extension of the original term or reduction of the exercise price of options granted under the Plan, and other amendments described in the Proxy Statement.

          3. To ratify the selection of KPMG LLP as the Company's independent auditors to serve for the fiscal year ending December 31, 2000.

          4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only those shareholders of record at the close of business on March 20, 2000, are entitled to notice of and to vote at the Meeting and any adjournments thereof. The transfer books will not be closed. A complete list of shareholders entitled to vote at the Meeting will be available at the Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Joia M. Johnson
                                          JOIA M. JOHNSON
                                          Secretary

Atlanta, Georgia
April 12, 2000

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU DO ATTEND THE MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                      RARE HOSPITALITY INTERNATIONAL, INC.
                               8215 ROSWELL ROAD
                                  BUILDING 600
                             ATLANTA, GEORGIA 30350
                                 APRIL 12, 2000
                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2000
                             ---------------------

                                  INTRODUCTION

     This Proxy Statement is furnished to shareholders of RARE Hospitality International, Inc., a Georgia corporation (herein, unless the context otherwise requires, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of the outstanding shares of common stock of the Company ("Common Stock") for use at the Annual Meeting of Shareholders to be held at the Crowne Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia, on Monday, May 15, 2000, at 2:00 p.m. local time, and at any adjournments thereof (the "Meeting").

     The Meeting will be held for the following purposes: (i) to elect two directors in Class II to serve until the 2003 Annual Meeting of Shareholders;
(ii) to approve amendment of the Company's 1997 Long-Term Incentive Plan; (iii) to ratify the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000; and (iv) to transact such other business as may properly come before the Meeting.

     The Company's mailing address and the location of its principal executive offices is 8215 Roswell Road, Building 600, Atlanta, Georgia 30350. This Proxy Statement and the accompanying Proxy are first being mailed to shareholders of the Company on or about April 12, 2000.

SHAREHOLDERS ENTITLED TO VOTE

     Only shareholders of record of the Company at the close of business on March 20, 2000 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 11,841,100 shares of Common Stock issued and outstanding held by approximately 324 shareholders of record. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of shareholders of record on the Record Date.

QUORUM AND VOTING REQUIREMENTS

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on a matter at the Meeting will constitute a quorum to conduct business at the Meeting. Pursuant to the Bylaws of the Company, holders of Common Stock will be entitled to one vote for each share held.

     The election of directors will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote, provided a quorum is present. With respect to the election of directors, shareholders may: (1) vote "for" all of the director nominees; (2) "withhold" authority to vote for all of the nominees; or (3) withhold authority to vote for any individual nominee or nominees but vote for all other nominees. In the election of directors, votes to withhold authority and broker nonvotes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), both of which are considered present at the Meeting and counted for purposes of establishing a quorum, will have the same effect as a vote "against" the nominee.

     The amendment of the Company's 1997 Long-Term Incentive Plan will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the amendment of the Company's 1997 Long-Term Incentive Plan, shareholders may: (1) vote "for" approval; (2) vote "against" approval; or (3) "abstain" from voting on the proposal. Abstentions and broker nonvotes will have no effect on the approval of the amendment of the Company's 1997 Long-Term Incentive Plan.

     The ratification of the appointment of KPMG LLP as independent auditors will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the approval of the auditors, shareholders may: (1) vote "for" approval; (2) vote "against" approval; or (3) "abstain" from voting on the proposal. Abstentions and broker nonvotes will have no effect on the ratification of the auditors.

PROXIES

     If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH PROXIES WILL BE VOTED (I) FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR OF THE COMPANY, (II) FOR APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN, (III) FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000, AND (IV) IF THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE FEBRUARY 21, 2000 OF ANY MATTERS PROPERLY BROUGHT BEFORE THE MEETING, IN THE SOLE DISCRETION OF THE PROXIES AS TO SUCH MATTERS.

     A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Meeting and voting in person. All written notices of revocation of Proxies should be addressed as follows: RARE Hospitality International, Inc., 8215 Roswell Road, Building 600, Atlanta, Georgia 30350, Attention: Ms. Joia M. Johnson, Secretary.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

     The Company's Board of Directors has nominated Messrs. Philip J. Hickey, Jr. and George W. McKerrow, Jr. for election as Class II directors to hold office until the 2003 Annual Meeting of Shareholders of the Company and until their successors shall have been elected and qualified.

     It is believed that all of the nominees will be available and able to serve as directors. It is anticipated that management shareholders of the Company will grant authority to vote for the election of the two nominees.

     The Company's Board of Directors currently consists of seven directors divided into three classes, with three directors currently in Class I and two directors in each of Classes II and III. The term of the Class II directors, composed of Messrs. Hickey Jr. and McKerrow Jr. expires at the Meeting. The terms of the Class I and Class III directors expire at the Annual Meetings of Shareholders in 2002 and 2001, respectively. Directors hold office until the Annual Meeting of Shareholders of the Company in the year in which the term of their Class expires and until their successors have been duly elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE TWO NOMINEES FOR ELECTION AS DIRECTORS. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND ENTITLED TO VOTE AT THE MEETING AT WHICH A QUORUM IS PRESENT IS REQUIRED FOR THE ELECTION OF THE NOMINEES.

CERTAIN INFORMATION CONCERNING NOMINEES AND DIRECTORS

     The following table sets forth the names of the nominees and of the directors continuing in office, their ages, the year in which each was first elected a director, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning membership on committees of the Board of Directors, see "Meetings of the Board of Directors and Committees" below. For information concerning directors' ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                       NOMINEES TO THE BOARD OF DIRECTORS

                 CLASS II -- TERM EXPIRING ANNUAL MEETING 2003

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
Philip J. Hickey, Jr., 1997...............  45    Mr. Hickey became the Company's President and Chief Operating
                                                    Officer and a director in October 1997. In July 1998, Mr.
                                                    Hickey became the Company's Chief Executive Officer. From
                                                    November 1992 until he joined the Company in October 1997, Mr.
                                                    Hickey served as President and Chief Operating Officer of
                                                    Innovative Restaurant Concepts, Inc. ("IRC") and Rio Bravo
                                                    International, Inc., operators and franchisors of casual dining restaurants that were acquired by Applebee's International,
                                                    Inc. in March 1995. From 1990 until 1992, Mr. Hickey was
                                                    President and Chief Executive Officer of H&M Restaurants Inc.,
                                                    which was acquired by IRC in 1992.

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
George W. McKerrow, Jr., 1982.............  49    Mr. McKerrow, Jr. has been Chairman of the Board of the Company since February 1994. Mr. McKerrow previously served as
                                                    President and a director of Company from its organization in
                                                    1982 until February 1994, and also served as President of the
                                                    Company from August 1997 to October 1997 and Chief Executive
                                                    Officer from August 1997 to July 1998. Mr. McKerrow Jr. founded the first LongHorn Steakhouse in Atlanta, Georgia in 1981. Mr.
                                                    McKerrow, Jr. is the son of George W. McKerrow, Sr., a director of the Company.

               MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE

                  CLASS I -- TERM EXPIRING ANNUAL MEETING 2002

                                                                POSITIONS WITH THE COMPANY, PRINCIPAL
NAME AND YEAR FIRST                                             OCCUPATIONS DURING AT LEAST THE PAST
ELECTED A DIRECTOR                          AGE                  FIVE YEARS, AND OTHER DIRECTORSHIPS
-------------------                         ---                 -------------------------------------
George W. McKerrow, Sr., 1982.............  74    Mr. McKerrow, Sr. was Chairman of the Board of Directors of the
                                                    Company from its organization in 1982 until February 1994 and continues as a director and employee of the Company. Before joining the Company, Mr. McKerrow, Sr. was the Vice President
                                                    and General Manager of the Dairypak Division of Champion
                                                    International Corporation. Mr. McKerrow's son, George W.
                                                    McKerrow, Jr., is the Chairman of the Board of Directors of the
                                                    Company.
Don L. Chapman, 1992......................  60    Mr. Chapman has been Chairman of the Investment Committee of
                                                    Legacy Securities Corporation since March 2000. Mr. Chapman was
                                                    Chief Executive Officer of S&S Tug LLC, the successor to Tug
                                                    Manufacturing Corporation, a manufacturer of aircraft towing equipment until March 2000. Mr. Chapman was President and Chief
                                                    Executive Officer of Tug Manufacturing for more than five years prior to its acquisition in December 1998. Mr. Chapman is also a director of AirTran Holdings, Inc. and serves on the
                                                    compensation committee of that board. Mr. Chapman served as the
                                                    Chief Executive Officer of Opti-World, Inc. from June 1983 until February 1995.
Lewis H. Jordan, 1998.....................  55    Mr. Jordan is the founder and principal officer of Wingspread
                                                    Enterprises LLC, an investment and consulting firm, since
                                                    August 1997. Mr. Jordan currently serves and has served as a director of AirTran Holdings, Inc. since June 1993. Mr. Jordan was also President and Chief Operating Officer of ValuJet, Inc.
                                                    from June 1993 until November 1997. Prior to 1993, Mr. Jordan held various executive officer positions in the airline
                                                    industry.

                 CLASS III -- TERM EXPIRING ANNUAL MEETING 2001

                                                    POSITIONS WITH THE COMPANY, PRINCIPAL
           NAME AND YEAR FIRST                       OCCUPATIONS DURING AT LEAST THE PAST
            ELECTED A DIRECTOR              AGE      FIVE YEARS, AND OTHER DIRECTORSHIPS
           -------------------              ---     -------------------------------------
Ronald W. San Martin, 1985................  52    Mr. San Martin serves as President of 490
                                                  East Paces Ferry, Inc., Chief Financial
                                                  Officer of Fishbone LLC, and has held the
                                                  position of Chief Financial Officer (since
                                                  June 1995) and Secretary (since January
                                                  1996) of We're Cookin' Inc., all of which
                                                  are restaurant development and operating
                                                  companies. Mr. San Martin was the Chief
                                                  Financial Officer and the Secretary of the
                                                  Company from May 1985 until June 1995 and
                                                  was Chief Operating Officer from August
                                                  1997 until December 1997. Prior to joining
                                                  the Company, Mr. San Martin was a tax
                                                  manager at Evans, Snyder & Co., Certified
                                                  Public Accountants.
John G. Pawly, 1993.......................  71    Mr. Pawly has retired as a senior
                                                  consultant for Attwood Corporation, a
                                                  manufacturer of boating accessories and
                                                  general hardware, a position he held
                                                  following its merger in January 1994 with
                                                  Pawly Industries Corporation, a privately
                                                  held manufacturer of boating accessories.
                                                  Mr. Pawly served as President and
                                                  principal shareholder of Pawly Industries
                                                  Corporation and Chairman and Chief
                                                  Executive Officer of L.S. Brown Co., a
                                                  division of Pawly Industries Corporation,
                                                  for more than five years prior to January
                                                  1994.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     Board of Directors. The property, affairs and business of the Company are under the general management of its Board of Directors as provided by the laws of Georgia and the Bylaws of the Company. The Company has standing Audit, Compensation and Stock Option Committees of the Board of Directors and does not have a Nominating Committee.

     Audit Committee. The members of the Audit Committee are Ronald W. San Martin and Lewis H. Jordan. The Audit Committee recommends to the Board of Directors for their approval the independent accountants to audit the financial statements of the Company, which includes an inspection of the books and accounts of the Company, and reviews with such accountants the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting procedures. The Audit Committee held three meetings during the 1999 fiscal year.

     Stock Option Committee. The members of the Stock Option Committee are Lewis H. Jordan and John G. Pawly. The Stock Option Committee establishes targets and then recommends incentive awards under the incentive compensation plans of the Company for executive officers and other key personnel of the Company. The Stock Option Committee held one meeting during the 1999 fiscal year.

     Compensation Committee.  The members of the Compensation Committee are Don
L. Chapman, John G. Pawly and Ronald W. San Martin. The function of the Compensation Committee is to review and approve the compensation of executive officers including salary, bonus and other annual compensation awards. The Compensation Committee reports to the Board of Directors. The Compensation Committee held one meeting during the 1999 fiscal year.

     During the 1999 fiscal year, the Company's Board of Directors met five times. Each director, during the period he was a director, attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors of which he was a member.

                       EXECUTIVE OFFICERS OF THE COMPANY

     Except for Messrs. McKerrow, Jr., and Hickey, discussed above, the following table sets forth the names of the executive officers of the Company, their ages, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning ownership of Common Stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below.

                                                    POSITIONS WITH THE COMPANY, PRINCIPAL
                                                     OCCUPATIONS DURING AT LEAST THE PAST
                   NAME                     AGE      FIVE YEARS, AND OTHER DIRECTORSHIPS
                   ----                     ---     -------------------------------------
Eugene I. Lee, Jr.........................  38    Mr. Lee became the Company's Chief
                                                  Operating Officer in January 1999. Prior
                                                  to that, he was Executive Vice President,
                                                  Operations -- LongHorn Steakhouse Division
                                                  from October 1997 until January 1999, and
                                                  was the Company's Executive Vice
                                                  President, Operations -- Bugaboo Creek
                                                  Steak House Division from January 1997
                                                  until October 1997. For more than five
                                                  years prior to joining the Company, he
                                                  occupied various positions with Uno
                                                  Restaurant Corporation, an operator of
                                                  restaurants, including Senior Vice
                                                  President -- Operations.
Thomas W. Gathers.........................  44    Mr. Gathers became the Company's Executive
                                                  Vice President of Human Resources in
                                                  December 1998. For more than five years
                                                  prior to joining the Company, he was
                                                  Senior Vice President -- Human Resources
                                                  with Uno Restaurant Corporation.
W. Douglas Benn...........................  45    Mr. Benn became the Company's Executive
                                                  Vice President, Finance, Chief Financial
                                                  Officer and Secretary in March 1998.
                                                  Before joining the Company, Mr. Benn was
                                                  an independent financial consultant
                                                  providing consulting services primarily to
                                                  companies in the restaurant industry,
                                                  including the Company, from February 1997
                                                  until March 1998. From April 1987 until
                                                  February 1997, Mr. Benn was the Chief
                                                  Financial Officer of Innovative Restaurant
                                                  Concepts, Inc., an operator and franchisor
                                                  of casual dining restaurants that was
                                                  acquired by Applebee's International, Inc.
                                                  in March 1995.

                                                    POSITIONS WITH THE COMPANY, PRINCIPAL
                                                     OCCUPATIONS DURING AT LEAST THE PAST
                   NAME                     AGE      FIVE YEARS, AND OTHER DIRECTORSHIPS
                   ----                     ---     -------------------------------------
Joia M. Johnson...........................  40    Ms. Johnson became the Company's Vice
                                                  President and General Counsel in May 1999
                                                  and became the Company's Secretary in July
                                                  1999. Before joining the Company, Ms.
                                                  Johnson served as Vice President, General
                                                  Counsel and Secretary of H.J. Russell &
                                                  Company, a real estate development,
                                                  construction and property management firm,
                                                  where she held that position from January
                                                  1989 to May 1999. For six years during her
                                                  employment with H.J. Russell & Company,
                                                  Ms. Johnson served as Corporate Counsel
                                                  for Concessions International, Inc., an
                                                  airport food and beverage concessionaire
                                                  and affiliate of H.J. Russell & Company.

      BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON
             STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

     Based solely on information made available to the Company, the following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of March 15, 2000, by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock of the Company, (ii) each director and nominee for director of the Company, (iii) the Named Executive Officers of the Company (as defined under "Executive Compensation" below), and (iv) all of the Company's executive officers and directors as a group.

                                                               SHARES BENEFICIALLY
                                                                      OWNED
                                                              ---------------------
NAME(1)                                                        SHARES       PERCENT
-------                                                       ---------     -------
George W. McKerrow, Jr. ....................................    379,993(2)    3.2%
Philip J. Hickey, Jr. ......................................    311,350(3)    2.6%
George W. McKerrow, Sr. ....................................    294,500(4)    2.5%
Ronald W. San Martin........................................    275,000(5)    2.3%
Don L. Chapman..............................................     30,000(6)      *
John G. Pawly...............................................     25,000(7)      *
Lewis H. Jordan.............................................     12,500(8)      *
Eugene I. Lee, Jr. .........................................    120,000(9)    1.0%
W. Douglas Benn.............................................     94,600(10)     *
Thomas W. Gathers...........................................     11,000(11)     *
T. Rowe Price Associates, Inc...............................    729,900(12)   6.2%
Dimentional Fund Advisors, Inc..............................    674,565(13)   5.7%
All executive officers and directors as a group (eleven
  persons)..................................................  1,553,943(14)  12.5%

T. Rowe Price Associates, Inc. and Dimentional Fund Advisors, Inc. are the only shareholders known by the Company to be the beneficial owners of more than 5% of the Company's common stock.
---------------

   * Less than one percent.
 (1) The named shareholders have sole voting and investment power with respect to all shares shown as being beneficially owned by them, except as otherwise indicated. Shares underlying stock options that are exercisable within 60 days are deemed to be outstanding for the purpose of computing the outstanding shares owned by the particular person and by the group, but are not deemed outstanding for any other purpose.
 (2) Includes 5,265 shares held as custodian for one of his daughters and 95,000 shares that are subject to stock options exercisable within 60 days.
 (3) Includes 12,000 shares held in an irrevocable trust for his daughter, 12,000 shares held in an irrevocable trust for his son, 2,100 shares owned jointly with his wife and 200,000 shares that are subject to stock options exercisable within 60 days.
 (4) Consists of 294,500 shares held by the George W. McKerrow, Sr. Revocable Trust. Mr. McKerrow Sr. is the sole trustee of such trust and has sole voting and investment power over all 294,500 shares held by the trust.
 (5) Includes 100,000 shares pledged to secure a loan to Mr. San Martin over which he has sole voting and shared investment power, and 40,000 shares that are subject to stock options exercisable within 60 days.
 (6) Includes 11,000 shares that are subject to stock options exercisable within 60 days.
 (7) Includes 19,000 shares that are subject to stock options exercisable within 60 days.
 (8) Includes 5,000 shares that are subject to stock options exercisable within 60 days.
 (9) Includes 115,500 shares that are subject to stock options exercisable within 60 days.
(10) Includes 1,000 shares held as custodian for his children and 88,750 shares that are subject to stock options exercisable within 60 days.
(11) Includes 9,000 shares that are subject to stock options exercisable within 60 days.

(12) Based on a Schedule 13G dated February 14, 2000, filed by T. Rowe Price Associates, Inc.. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.
(13) Based on a Schedule 13G dated February 4, 2000, filed by Dimentional Fund Advisors, Inc. The address of Dimentional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(14) Includes 583,250 shares that are subject to stock options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

     The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended December 28, 1997, December 27, 1998, and December 26, 1999, for (i) all individuals serving as the registrant's chief executive officer or acting in a similar capacity during the last completed fiscal year; and (ii) each of the four most highly compensated executive officers of the Company who earned in excess of $100,000 during 1999 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                           LONG TERM
                                                                          COMPENSATION
                                                                          ------------
                                                ANNUAL COMPENSATION        SECURITIES
                                             --------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR    SALARY     BONUS       OPTIONS      COMPENSATION
---------------------------                  ----   --------   --------   ------------   ------------
George W. McKerrow, Jr. ...................  1999   $200,000   $ 80,000          --        $     --
  Chairman of the Board of Directors(1)      1998    229,533     82,733     100,000           5,000(2)
                                             1997    190,694         --          --           4,603(2)
Philip J. Hickey, Jr. .....................  1999    272,115    272,115          --              --
  President and Chief Executive              1998    251,923    183,076          --              --
  Officer(3)                                 1997     41,209     50,000     300,000              --
Eugene I. Lee, Jr. ........................  1999    212,981    106,490          --              --
  Executive Vice President and               1998    190,340     72,359          --              --
  Chief Operating Officer                    1997    142,634     30,000     180,000           2,536(4)
W. Douglas Benn............................  1999    189,615     95,165          --              --
  Executive Vice President, Finance and      1998    132,933     61,220     113,750              --
  Chief Financial Officer(5)
Thomas W. Gathers..........................  1999    185,385     74,154          --              --
  Executive Vice President of                1998     10,165         --      30,000              --
  Human Resources(6)

---------------

(1) Mr. McKerrow Jr. was Chief Executive Officer from July 31, 1997 through July 30, 1998.
(2) Consists of discretionary and matching contributions to the Company's 401(k) Plan. The matching contributions are based on pre-tax elective contributions (included under salary and bonus) made to such plan.
(3) Mr. Hickey Jr. was employed by the Company as President effective October 30, 1997 and became Chief Executive Officer effective July 30, 1998.
(4) Consists of automobile allowance.
(5) Mr. Benn was employed by the Company effective March 23, 1998 and was Secretary through July 21, 1999.
(6) Mr. Gathers was employed by the Company effective December 7, 1998.

                      AGGREGATED OPTION EXERCISES IN 1999
                           AND YEAR-END OPTION VALUES

     The following table presents information with respect to options exercised by the Named Executive Officers during 1999 and the fiscal year end values of unexercised options to purchase the Company's Common Stock held by the Named Executive Officers as of December 26, 1999.

                                                                         NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                        UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                                                                    OPTIONS AT FISCAL YEAR-END (#)    AT FISCAL YEAR-END ($)(2)
                                SHARES ACQUIRED        VALUE        ------------------------------   ---------------------------
             NAME               ON EXERCISE (#)   REALIZED ($)(1)   EXERCISABLE     UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
             ----               ---------------   ---------------   ------------    --------------   -----------   -------------
George W. McKerrow, Jr........       5,000            50,625           45,000           50,000          405,000       450,000
Philip J. Hickey, Jr..........          --                --          200,000          100,000        1,637,000       375,000
Eugene I. Lee, Jr.............          --                --          112,000           68,000          805,500       214,500
W. Douglas Benn...............          --                --           63,750           49,800          469,838       286,550
Thomas W. Gathers.............          --                --           10,000           20,000           66,250        92,500

---------------

(1) "Value Realized" represents the amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price.
(2) Represents the fair market value as of December 23, 1999, the last trading day before the Company's fiscal year-end ($18.75), of the shares underlying the options less the exercise price of the options.

     Compensation of Directors. Directors of the Company who are not also employees receive an annual retainer of $4,000, director fees of $1,000 per meeting attended and $500 per committee meeting attended, plus reimbursement of travel and other expenses incurred in connection with the performance of their duties. Directors who are also employees of the Company are not paid any compensation for their services as directors. In addition, non-employee Directors are also eligible to receive formula plan stock options under the Company's 1996 Stock Plan for Outside Directors ("Directors Plan"). In 1999, Messrs. San Martin, Chapman, Pawly and Jordan each received options to purchase 2,500 shares of Common Stock at an exercise price of $14.188 per share under the Directors Plan.

     Employment Contracts. Effective January 1, 1992, the Company entered into an employment agreement with Mr. McKerrow, Jr. For 1998, Mr. McKerrow Jr.'s annual salary was $250,000 until August 1, 1998, at which date it was reduced to $200,000. This agreement also provides for the employment of Mr. McKerrow, Jr. for an indefinite period in the position he currently occupies, which employment may be terminated by either party at will. In addition, Mr. McKerrow, Jr. agrees that for a period of one year following the termination of his employment with the Company, without the consent of the Company he will not engage, in a general management capacity, in the operation of a steak restaurant within the Company's then current market areas.

     On September 30, 1997, the Company entered into an employment agreement (the "Hickey Employment Agreement") with Mr. Philip J. Hickey, Jr., who began serving as the Company's President and Chief Operating Officer effective October 30, 1997. Under the Hickey Employment Agreement, which has an initial term ending December 31, 2000 and renews annually thereafter unless terminated by either party, Mr. Hickey currently receives an annual salary of $325,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus of up to 100% of his annual salary as determined and paid in accordance with a bonus program for the executive officers of the Company. In addition, Mr. Hickey received an initial, one-time only bonus of $50,000 for entering into the Hickey Employment Agreement with the Company. The Hickey Employment Agreement also provided for the granting of options to purchase an aggregate of 300,000 shares of the Company's Common Stock to Mr. Hickey. The exercisability of these options may accelerate upon the termination of Mr. Hickey's employment under certain conditions.

     The Hickey Employment Agreement provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Hickey's employment without cause or Mr. Hickey terminates his employment "for reason." In addition, the exercisability of options granted under the Hickey Employment Agreement will accelerate as provided in the agreements governing such options in the event of the termination of Mr. Hickey's employment for death or disability or if the Company terminates his employment without cause or Mr. Hickey terminates "for reason."

     The Hickey Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Hickey will not compete with the Company during his employment nor for a period of 12 months following his termination.

     On October 16, 1997, the Company entered into an employment agreement (the "Lee Employment Agreement") with Mr. Eugene I. Lee, Jr., who began serving as the Company's Executive Vice President, Operations effective as of such date. Under the Lee Employment Agreement, which is terminable at will by either the Company or Mr. Lee at any time, Mr. Lee currently receives an annual salary of $250,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. The Lee Employment Agreement also provided for the granting of options to purchase an aggregate of 150,000 shares of the Company's Common Stock to Mr. Lee. The Lee Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Lee's employment without cause.

     The Lee Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Lee will not compete with the Company during his employment nor for a period of 12 months following his termination.

     On March 23, 1998, the Company entered into an employment agreement (the "Benn Employment Agreement") with Mr. W. Douglas Benn, who began serving as the Company's Executive Vice President, Finance and Chief Financial Officer effective as of that date. Under the Benn Employment Agreement, which is terminable at will by either the Company or Mr. Benn at any time, Mr. Benn currently receives an annual salary of $195,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. During the term of the Benn Employment Agreement, Mr. Benn's maximum bonus potential under such bonus program shall not be less than 50% of Mr. Benn's base compensation for the fiscal year. The Benn Employment Agreement also provided for the granting of options to purchase an aggregate of 113,750 shares of the Company's Common Stock to Mr. Benn. The Benn Employment Agreement also provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Benn's employment without cause.

     The Benn Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without the consent of the Company Mr. Benn will not compete with the Company during his employment nor for a period of 12 months following his termination.

     On November, 30 1998, the Company entered into an employment agreement (the "Gathers Employment Agreement") with Thomas W. Gathers, who began serving as the Company's Executive Vice President, Human Resources, effective as of December 7, 1998. Under the Gathers Employment Agreement, which is terminable at will by either the Company or Mr. Gathers at any time, Mr. Gathers currently receives an annual salary of $195,000 plus such additional amounts as may be approved by the Company's Board of Directors, and an annual bonus as determined and paid in accordance with the bonus program for the executive officers of the Company as approved by the Company's Board of Directors from time to time. During the term of the Gathers Employment Agreement, Mr. Gathers' maximum bonus potential under such bonus program shall not be less than 40% of Mr. Gathers' base compensation for the fiscal year. In addition, Mr. Gathers received a loan from the Company in the amount of $40,000, payable on demand at any time following the termination of Mr. Gathers' employment by Mr. Gathers or by the Company for cause prior to

November 30, 2000. If Mr. Gathers remains employed by the Company on November 30, 2000, this loan will be forgiven as additional compensation to Mr. Gathers. The Gathers Employment Agreement also provided for the granting of options to purchase an aggregate of 30,000 shares of the Company's common stock. The exercisability of these options will accelerate in the event of a change in control of the Company occurring within two years following the date of the Employment Agreement. The Gathers Employment Agreement provides certain death and disability benefits as well as certain additional payments in the event that the Company terminates Mr. Gather's employment without cause.

     The Gathers Employment Agreement also contains certain provisions relating to unauthorized disclosure of confidential information, recognition of proprietary rights and non-competition provisions which provide that without consent of the Company, Mr. Gathers will not compete with the Company during his employment nor for a period of twelve (12) months following his termination.

                          SHAREHOLDER RETURN ANALYSIS

     The following line-graph presentation compares cumulative shareholder returns of the Company with the Nasdaq Stock Market (U.S. Companies) and a Peer Index for the period beginning on December 31, 1994 (assuming the investment of $100 in the Company's Common Stock, the Nasdaq Stock Market (U.S. Companies), and the Peer Index on December 31, 1994 and reinvestment of all dividends).

                     COMPARISON OF CUMULATIVE TOTAL RETURNS
                      RARE HOSPITALITY INTERNATIONAL, INC.

                                                    RARE HOSPITALITY
                                                   INTERNATIONAL, INC.         NASDAQ STOCK MARKET             PEER INDEX
                                                   -------------------         -------------------             ----------
1994                                                     100.00                      100.00                      100.00
1995                                                     208.80                      141.30                      114.30
1996                                                     223.50                      174.10                      110.30
1997                                                     110.30                      205.10                      127.20
1998                                                     160.30                      296.40                      129.80
1999                                                     220.60                      542.30                      102.90

     Total return calculations for the Nasdaq Stock Market (U.S. Companies) and the Peer Index were prepared by the Center for Research in Security Prices, The University of Chicago. The Peer Index is composed of 34 active companies, including the Company, offering a wide variety of restaurant services and franchising found primarily in the Standard Industrial Classification ("SIC") Code groups 5810 and 5812. Information with regard to SIC classifications in general can be found in the Standard Industrial Classification Manual published by the Executive Office of the President, Office of Management and Budget. Specific information regarding the companies comprising the Peer Index will be provided to any shareholder upon request to the Secretary of the Company.

                COMPENSATION AND STOCK OPTION COMMITTEES' REPORT
                           ON EXECUTIVE COMPENSATION

     The compensation of the Company's executive officers, including those with employment agreements, is subject to annual review and approval by the Compensation Committee. Compensation of executives generally consists of base salary, cash bonuses, participation in various benefit plans on the same basis as other employees of the Company, and the award of stock options. In establishing compensation policies and levels, the Compensation Committee seeks to attract and retain an outstanding group of executives and to align the interests of those executives with the Company's overall business strategies and goals.

     In January 1999, the Compensation Committee reviewed the compensation of the Company's executives and determined salaries in light of the level of responsibility of the executives, prior experience and achievements and the importance of each executive's contribution to the Company. The Compensation Committee's determinations of the level of compensation for the Named Executive Officers described in "Executive Compensation" above was also based upon a review of compensation levels at comparable companies in the Peer Index and the prior level of the executive's base compensation.

     The Compensation Committee increased the base compensation of Philip J. Hickey, Jr. by 23.8% to $325,000 on November 1, 1999 in recognition of his services during the previous 12 months.

     The Company's executives are entitled to receive bonuses under a plan that bases bonuses on the Company's earnings or a combination of the Company's earnings and the performance of the concept in which the executive was employed. The bonus compensation of the Chief Executive Officer under this plan is entirely based on the Company's earnings. For 1999, cash bonuses were paid to each Named Executive Officer under this plan.

     The Stock Option Committee determines from time to time the key employees of the Company who are entitled to receive options or other stock-based incentive awards under the Company's 1997 Long-Term Incentive Plan, which was adopted in October 1997 and from time to time grants to such key employees options under the Incentive Plan to provide greater incentive to such employees to increase the long-term value of the Company and its stock. The Compensation Committee granted options to purchase 30,000 shares of the Company's stock to Joia M. Johnson, Vice President, General Counsel and Secretary, in 1999 in connection with her commencement of employment with the Company.

     Section 162(m) of the Internal Revenue Code (the "Code") adopted as part of the Revenue Reconciliation Act of 1993, generally limits to $1 million the deduction that can be claimed by any publicly-held corporation for compensation paid to any "covered employee" in any taxable year beginning after December 31, 1993. The term "covered employee" for this purpose is defined generally as the Chief Executive Officer and the four other highest paid employees of the Company. Performance-based compensation is outside the scope of the $1 million limitation and, hence, generally can be deducted by a publicly-held corporation without regard to amount, provided that, among other requirements, such compensation is approved by the shareholders. Because of the current levels of compensation of the Company's highest paid employees, the Compensation Committee has not yet developed a formal policy on this matter. Generally speaking, the Compensation Committee's executive compensation policies are performance-based, as described above.

COMPENSATION COMMITTEE                     STOCK OPTION COMMITTEE
Don L. Chapman                             Lewis H. Jordan
John G. Pawly                              John G. Pawly
Ronald San Martin

                              CERTAIN TRANSACTIONS

     Through August 31, 1999, the Company leased the land and buildings in which it operates its Tucker, Georgia LongHorn Steakhouse from a partnership that is owned 15% by Mr. McKerrow, Sr., 15% by Mr. McKerrow, Jr., 10% by Mr. San Martin and 60% by three unrelated individuals. This lease was entered into for a term of five years beginning on July 1, 1986, renewable for two additional five year periods, and provides for monthly rent equal to the greater of $3,700 ($4,200 and $4,700, respectively, in the two subsequent five-year periods) or 5% of the restaurant's adjusted gross revenues. The lease was renewed for an additional five-year period beginning on July 1, 1996. Under the terms of the lease, the Company paid all taxes, utilities, and maintenance of the leased premises. This lease was on substantially the same terms as other leases the Company has entered into with unrelated parties with respect to other Company-owned restaurants. The Company paid the partnership rent of $71,800 in 1999. In August 1999, the Company purchased the land and buildings for $911,000 and terminated the underlying lease. The Company's Chief

Financial Officer determined the purchase price paid, which he believes to be fair market value, based upon comparable sales and rental rates in the area.

     On November 22, 1999, Eugene I. Lee, Jr., Executive Vice President and Chief Operating Officer, received loans from the Company aggregating $130,000. These loans bear interest at 8% and are payable on demand at any time following the termination of Mr. Lee's employment by Mr. Lee or by the Company for cause. However, if Mr. Lee remains employed by the Company, the loans will be forgiven in certain installments resulting in a reduction in the principal amount of the loans to $97,500 on November 15, 2001; $65,000 on November 15, 2002; and $0 on November 15, 2003. Any reduction in the principal amount of the loans and accrued interest thereon resulting from Mr. Lee's continued employment will be treated as additional compensation to Mr. Lee in the year of such reduction.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1999, Messrs. Chapman, Jordan, Pawly and San Martin served on the Compensation or Stock Option Committees. None of them were an officer or employee of the Company or any of its subsidiaries in 1999.

                                  PROPOSAL II

AMENDMENT OF THE COMPANY'S 1997 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER
 OF SHARES OF COMMON STOCK AVAILABLE FOR AWARDS BY 575,000 SHARES, TO GRANT THE
   COMMITTEE ADMINISTERING THE PLAN THE AUTHORITY TO DELEGATE TO ONE OR MORE DIRECTORS WHO ARE ALSO OFFICERS OF THE CORPORATION THE ABILITY TO GRANT CERTAIN OPTIONS UNDER THE PLAN, TO PROVIDE CERTAIN LIMITATIONS ON THE EXERCISE PRICE AND
  TERM OF OPTIONS GRANTED UNDER THE PLAN AND TO PROHIBIT THE EXTENSION OF THE ORIGINAL TERM OR REDUCTION OF THE EXERCISE PRICE OF OPTIONS GRANTED UNDER THE
                PLAN, AND OTHER AMENDMENTS AS DESCRIBED HEREIN.

     Recently, the Company reviewed its compensation programs and determined that, while the existing RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan (the "Incentive Plan") provides significant flexibility in the types of equity-related compensation programs available, the number of shares remaining for Awards under the Incentive Plan will not be sufficient for the Company's intended compensation programs over the next two years.

     We believe the Company needs to provide for additional shares to be available for Awards under the Incentive Plan to enable us to fulfill the purpose of the Incentive Plan, which is to attract and retain highly qualified employees and others who perform services that enhance the value of shareholders' equity. We believe stock ownership ensures that the interests of these people are aligned with the interests of the Company's other shareholders. The amendment will also provide the Company greater flexibility to adapt to changing economic and competitive conditions and to provide compensation incentives that are competitive with those provided by other companies. In addition, the Company believes that the possibility of granting options at prices below the fair market value of the Company's Common Stock on the date of grant, granting options for terms longer than ten years, extending the original term of options after they have been granted, or reducing the exercise price of options after they have been granted (except to reflect stock splits or similar dilutive events) could potentially eliminate the performance orientation of options, destroy alignment between shareholders and option holders, and diminish the view that options are a long-term investment. Accordingly, the Board of Directors of the Company on February 10, 2000, adopted Amendment No. 3 to the Incentive Plan. The Board of Directors has reserved an additional 575,000 shares of the Company's Common Stock for issuance in connection with awards under the Incentive Plan and directed that Amendment No. 3 be submitted to the shareholders of the Company for their approval. Amendment No. 3 to the Incentive Plan will be effective as of the date of adoption by the Board of Directors; however, if the shareholders do not approve Amendment No. 3 to the Incentive Plan, any incentive stock options previously granted to purchase any of the additional 575,000 shares of Common Stock added to the Incentive Plan will be automatically converted to non-qualified stock options. The changes in the Incentive Plan described below are included in Amendment No. 3, which is included in Appendix A attached to this Proxy Statement.

SHARES SUBJECT TO THE INCENTIVE PLAN; EFFECTIVE DATE

     The number of shares of the Company's Common Stock available for awards under the Incentive Plan are increased by 575,000 shares, from 750,000 to 1,325,000. The Incentive Plan shall be effective on February 10, 2000, the date of adoption by the Board of Directors.

AUTHORITY OF COMMITTEE

     The Incentive Plan has been amended to provide that the Committee charged with administering the Incentive Plan may expressly delegate to a special committee consisting of one or more directors who are also officers of the Company and one of which is the Chief Executive Officer some or all of the Committee's authority to grant awards under the Incentive Plan with respect to eligible participants who at the time of grant are not and are not anticipated to become either the Chief Executive Officer, one of the four most highly compensated executive officers or any other officer of the Company subject to insider trading restrictions under Section 16 of the Securities Exchange Act of 1934, as amended.

EXERCISE PRICE AND TERM OF OPTIONS

     Amendment No. 3 provides that the Committee may not grant options at an exercise price less than the fair market value of the Company's Common Stock on the date of grant of the option or grant an option with a term of more than ten years from the date of its grant.

FORM OF PAYMENT FOR EXERCISE OF OPTIONS

     Amendment No. 3 adds a requirement that in the event that the terms of any option permit its exercise through payment by surrender of shares of the Company's Common Stock owned by the option holder, such shares must have been owned by the option holder for at least six months, and deletes a provision permitting the Committee to allow an option holder to pay the option price by directing the Company to withhold shares of stock that would otherwise be issued upon exercise of the option.

TERMINATION OF EMPLOYMENT OR SERVICE

     Amendment No. 3 adds a provision that in the discretion of the Committee specified at or prior to any spin-off of a participant's employer from the Company, such spin-off will not constitute a termination of the participant's employment. To the extent that Incentive Stock Options extend beyond three months from the date a participant is last deemed to be an employee of the Company for purposes of Section 424(f) of the Internal Revenue Code, as a result of the provisions of the Incentive Plan, such options shall be deemed non-qualified stock options.

EFFECT OF CHANGES IN CAPITAL STRUCTURE

     Amendment No. 3 amends the provisions of the Incentive Plan relating to future changes in the Company's capital structure and the effect of such changes on the total number of shares available for awards under the Incentive Plan and the limitations on awards contained in the Incentive Plan and grants to the Committee the authority to adjust awards under the Incentive Plan to preserve the benefits or potential benefits of such awards in the event of such future changes.

MODIFICATION OF OPTION PRICE OR TERM OF OUTSTANDING OPTIONS

     Amendment No. 3 prohibits the Committee from reducing the exercise price of any outstanding option, except to reflect the anti-dilution provisions of the Incentive Plan, or extending the original term of any option after the option has been granted.

     A summary of the Incentive Plan as amended is set forth below. The summary is qualified in its entirety by reference to the full text of the Incentive Plan and the three amendments thereto, which are attached to this Proxy Statement as Appendix A.

GENERAL

     The purpose of the Incentive Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of employees, officers, directors, consultants and advisors to those of the shareholders, and by providing such employees, officers, directors, consultants and advisors with an incentive for outstanding performance. As of March 31, 2000, there were approximately 9,300 persons eligible to participate in the Incentive Plan.

     The Incentive Plan authorizes the granting of awards ("Awards") to employees, officers, directors, consultants and advisors of the Company or its subsidiaries in the following forms: (i) options to purchase shares of Common Stock ("Options"), which may be incentive stock options or non-qualified stock options, (ii) stock appreciation rights ("SARs"); (iii) performance shares ("Performance Units"); (iv) restricted stock ("Restricted Stock"); (v) dividend equivalents ("Dividend Equivalents"); and (vi) other stock-based awards.

     Pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company may not deduct compensation in excess of $1 million paid to the Chief Executive Officer and the four next most highly compensated executive officers of the Company. The Incentive Plan is designed to comply with Code Section 162(m) so that the grant of Options and SARs under the plan, and other Awards, such as Performance Units, that are conditioned on the performance goals described in Section 13.11 of the Incentive Plan, will be excluded from the calculation of annual compensation for purposes of Code Section 162(m) and will be fully deductible by the Company. The Board has approved Amendment No. 3 to the Incentive Plan for submission to the shareholders in order to permit the grant of Awards thereunder that will constitute deductible performance-based compensation for purposes of Code Section 162(m).

     Subject to adjustment as provided in the Incentive Plan, the aggregate number of shares of Common Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a SAR or Performance Unit) is 1,325,000. The maximum number of shares of Common Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Incentive Plan to any one participant is 250,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a participant (less any consideration paid by the participant for such Award) during any one calendar year under the Incentive Plan is $1,000,000.

ADMINISTRATION

     The Incentive Plan will be administered by a committee of the Board of Directors of the Company (the "Committee"). The Committee has the power, authority and discretion to designate participants; determine the type or types of Awards to be granted to each participant and the terms and conditions thereof; establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Incentive Plan; and make all other decisions and determinations that may be required under, or as the Committee deems necessary or advisable to administer, the Incentive Plan. The Committee has the authority to delegate to a special committee consisting of one or more directors who are also officers of the Company and one of which is the Chief Executive Officer of the Company some or all of the Committee's authority with respect to Awards to eligible participants who are not the Chief Executive Officer or the next four most highly compensated executive officers of the Company or other executive officers subject to the insider trading restrictions of Section 16 of the Securities Exchange Act of 1934, as amended.

AWARDS

     Stock Options. The Committee is authorized to grant Options, which may be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), to participants. All Options will be evidenced by a written

Award Agreement between the Company and the participant, which will include such provisions as may be specified by the Committee. The terms of any ISO must meet the requirements of Section 422 of the Code.

     Stock Appreciation Rights. The Committee may grant SARs to participants. Upon the exercise of a SAR, the participant has the right to receive the excess, if any, of: the fair market value of one share of Common Stock on the date of exercise, over the grant price of the SAR as determined by the Committee, which will not be less than the fair market value of one share of Common Stock on the date of grant in the case of any SAR related to an ISO. All awards of SARs will be evidenced by an Award Agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the SAR, as determined by the Committee at the time of grant.

     Performance Units. The Committee may grant Performance Units to participants on such terms and conditions as may be selected by the Committee. The Committee will have the complete discretion to determine the number of Performance Units granted to each participant and to set performance goals and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the participant.

     Restricted Stock Awards. The Committee may make awards of Restricted Stock to participants, which will be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends, if any, on the Restricted Stock).

     Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Common Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Common Stock, or otherwise reinvested.

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, grant to participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Incentive Plan, including without limitation shares of Common Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, and Awards valued by reference to book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries of the Company. The Committee will determine the terms and conditions of any such Awards.

     Performance Goals. The Committee may determine that any Award will be determined solely on the basis of (a) the achievement by the Company or a subsidiary of a specified target, or target growth in return, on equity or assets, (b) the Company's or subsidiary's stock price, (c) the achievement by a business unit of the Company or subsidiary of a specified target, or target growth in, net income or earnings per share, or (d) any combination of the goals set forth in (a) through (c) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee must establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code
Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     Limitations on Transfer; Beneficiaries. No Award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or, except in the case of an ISO, pursuant to a qualified domestic relations order. However, a participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any Award upon the participant's death.

     Acceleration Upon Certain Events. In the event of a Change in Control of the Company (as defined in the Incentive Plan), the Committee may, in its discretion, declare all outstanding Options, SARs, and other Awards in the nature of rights that may be exercised to be fully vested and all restrictions on all outstanding Awards to have lapsed. Whether or not a Change in Control has occurred, the Committee may in its sole discretion determine that all or a portion of a participant's Options, SARs and other Awards in the nature of rights that may be exercised shall become fully vested and/or all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among participants in exercising this discretion.

TERMINATION AND AMENDMENT

     With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Incentive Plan without shareholder approval; provided, however, that the Committee may condition any amendment on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations. No termination, amendment, or modification of the Incentive Plan may adversely affect any Award previously granted under the Incentive Plan, without the written consent of the participant.

CERTAIN FEDERAL INCOME TAX EFFECTS

     Nonqualified Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted NSO. However, the participant will realize ordinary income on the exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock acquired upon the exercise of such option over the exercise price, and the Company will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the Common Stock will constitute short- or long-term capital gain, depending on the participant's holding period.

     Incentive Stock Options. Under present federal income tax regulations, there will be no federal income tax consequences to either the Company or the participant upon the grant of a non-discounted ISO or the exercise thereof by the participant. If the participant holds the shares of Common Stock for the greater of two years after the date the Option was granted or one year after the acquisition of such shares of Common Stock (the "required holding period"), the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the shares of Common Stock are disposed of in a sale, exchange or other "disqualifying disposition" during the required holding period, the participant will realize taxable ordinary income in an amount equal to the excess of the fair market value of the Common Stock purchased at the time of exercise over the aggregate option price, and the Company will be entitled to a federal income tax deduction equal to such amount.

     SARs. Under present federal income tax regulations, a participant receiving a non-discounted SAR will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When a participant exercises the SAR, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Performance Units. Under present federal income tax regulations, a participant receiving Performance Units will not recognize income and the Company will not be allowed a tax deduction at the time the Award is granted. When a participant receives payment of Performance Units, the amount of cash and the fair market value of any shares of Common Stock received will be ordinary income to the participant and will be allowed as a deduction for federal income tax purposes to the Company.

     Restricted Stock. Under present federal income tax regulations, and unless the participant makes an election to accelerate recognition of the income to the date of grant, a participant receiving a Restricted Stock Award will not recognize income, and the Company will not be allowed a tax deduction, at the time the Award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the Common Stock, and the Company will be entitled to a corresponding tax deduction at that time.

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

     As of March 20, 2000, options to purchase an aggregate 791,952 shares of Common Stock had been granted, options to purchase 36,750 shares of Common Stock had been exercised, options to purchase 86,282 shares of Common Stock had been cancelled and 619,325 shares remain available for future grant under the Incentive Plan. As of March 20, 2000, the market value of all shares of Common Stock subject to outstanding options granted pursuant to the Incentive Plan was $12,709,480 (based upon the closing sale price of the Company's Common Stock, as reported by the Nasdaq National Market on such date). As of March 20, 2000, George W. McKerrow, Jr.; Phillip J. Hickey, Jr.; Eugene I. Lee, Jr.; W. Douglas Benn; and Thomas W. Gathers had been granted options covering an aggregate 49,052; 300,000; 0; 113,500; and 30,000 shares of Common Stock pursuant to the Incentive Plan, respectively. All current executive officers, as a group, have been granted 492,602 options covering shares of Common Stock pursuant to the Incentive Plan.

ADDITIONAL INFORMATION

     The closing price of the Common Stock, as reported by the Nasdaq National Market on March 20, 2000, was $19.00.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE LONG-TERM INCENTIVE PLAN. APPROVAL OF THE AMENDMENT TO THE LONG-TERM INCENTIVE PLAN REQUIRES THAT THE VOTES CAST IN FAVOR OF APPROVAL EXCEED THE VOTES CAST AGAINST APPROVAL AT THE MEETING AT WHICH A QUORUM IS PRESENT.

                                  PROPOSAL III

                     RATIFICATION OF SELECTION OF AUDITORS

     The Company's Board of Directors has selected KPMG LLP to conduct the annual audit of the financial statements of the Company for the fiscal year ending December 31, 2000. The ratification by the shareholders of the selection of KPMG LLP as independent auditors is not required by law or by the Bylaws of the Company. The Board of Directors, consistent with the practice of most publicly held corporations, is nevertheless submitting this selection to the shareholders. If this selection is not ratified at the Meeting, the Board of Directors intends to reconsider its selection of independent auditors for the fiscal year ending December 31, 2000.

     Representatives of KPMG LLP will be present at the Meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's audit of the Company's financial statements for the fiscal year ended December 31, 2000.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000. RATIFICATION OF KPMG LLP REQUIRES THAT THE VOTES CAST IN FAVOR OF RATIFICATION EXCEED THE VOTES CAST AGAINST RATIFICATION AT THE MEETING AT WHICH A QUORUM IS PRESENT.

                             SHAREHOLDER PROPOSALS

     ANY PROPOSAL WHICH A COMPANY SHAREHOLDER INTENDS TO PRESENT IN ACCORDANCE WITH RULE 14A-8 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT") AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN 2001 MUST BE RECEIVED BY THE COMPANY ON OR BEFORE DECEMBER 15, 2000. NOTICE OF SHAREHOLDER PROPOSALS SUBMITTED OUTSIDE OF RULE 14A-8 OF THE

EXCHANGE ACT WILL BE CONSIDERED UNTIMELY IF RECEIVED BY THE COMPANY AFTER FEBRUARY 26, 2001. ONLY PROPER PROPOSALS UNDER RULE 14A-8 OF THE EXCHANGE ACT, WHICH ARE TIMELY RECEIVED WILL BE INCLUDED IN THE PROXY STATEMENT AND PROXY.

                                 OTHER MATTERS

EXPENSES OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, or by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers, custodians or other persons holding stock in their names or in the names of nominees for their expenses in sending proxy materials to principals and obtaining their instructions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of the copies of reports furnished to the Company, or written representations that no annual forms (Form 5) were required, the Company believes that, during the 1999 fiscal year, all filing requirements of its officers, directors and 10% shareholders for reporting to the Securities and Exchange Commission their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934) were complied with.

MISCELLANEOUS

     Management does not know of any matters to be brought before the Meeting other than as described in this Proxy Statement. Should any other matters properly come before the Meeting of which the Company did not receive notice on or before February 21, 2000, the persons designated as proxies will vote in their sole discretion on such matters.

                                                                      APPENDIX A

                      RARE HOSPITALITY INTERNATIONAL, INC.

                         1997 LONG-TERM INCENTIVE PLAN

                                   ARTICLE I

                                    PURPOSE

     1.1 General. The purpose of the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan (the "Plan") is to promote the success, and enhance the value, of RARE Hospitality International, Inc. (the "Corporation"), by linking the personal interests of its employees, officers, directors, consultants and advisors to those of Corporation shareholders and by providing its employees, officers, directors, consultants and advisors with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, attract, and retain the services of employees, officers, directors, consultants and advisors upon whose judgment, interest, and special effort the successful conduct of the Corporation's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees, officers, directors, consultants and advisors.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1 Effective Date. The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the shareholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the Plan.

                                   ARTICLE 3

                                  DEFINITIONS

     3.1 Definitions. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Corporation.

          (d) "Change in Control" means and includes each of the following:

             (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Corporation Voting Securities, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
        (i), (ii) and (iii) of subsection (3) of this definition;

             (2) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (3) Consummation of a reorganization, merger, share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (4) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Corporation" means RARE Hospitality International, Inc., a Delaware corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3).

          (i) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Corporation, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

          (j) "Dividend Equivalent" means a right granted to a Participant under
     Article 11.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (r) "Parent" means a corporation which beneficially owns a majority of the outstanding voting stock or voting power of the Corporation. For Incentive Stock Options, the term shall have the same meaning as set forth in Code Section 424(e).

          (q) "Participant" means a person who, as an employee, officer, director, consultant or advisor of the Corporation or any Parent or Subsidiary, has been granted an Award under the Plan.

          (o) "Performance Share" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (p) "Plan" means the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan, as amended from time to time.

          (q) "Restricted Stock Award" means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (r) "Retirement" means a Participant's termination of employment with the Corporation, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Corporation, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its reasonable judgment.

          (s) "Stock" means the no par value common stock of the Corporation and such other securities of the Corporation as may be substituted for Stock pursuant to Article 14.

          (t) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (u) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which 50% or more the outstanding voting stock, voting power, general partnership interest, or membership interest is beneficially owned directly or indirectly by the Corporation. For Incentive Stock Options, the term shall have the meaning set forth in Code
     Section 424(f).

          (v) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (w) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1 Committee. The Plan shall be administered by the Compensation Committee of the Board or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board who are (i) "outside directors" as that term is used in Section 162(m) of the Code and the regulations promulgated thereunder, and (ii) "non-employee directors" as such term is defined in Rule 16b-3 promulgated under Section 16 of the 1934 Act or any successor provision. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2 Action By The Committee. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Corporation or any Parent or Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant or other professional retained by the Corporation to assist in the administration of the Plan.

     4.3 Authority of Committee. The Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     4.4. Decisions Binding. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1 Number of Shares. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 500,000, no more than 20% of which shall be Restricted Stock Awards.

     5.2. Lapsed Awards. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. Limitation on Awards. Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 250,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $1,000,000.

                                   ARTICLE 6

                                  ELIGIBILITY

     6.1. General. Awards may be granted only to individuals who are employees, officers, directors, consultants or advisors of the Corporation or a Parent or Subsidiary.

                                   ARTICLE 7

                                 STOCK OPTIONS

     7.1. General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Without limiting the power and discretion conferred on the Committee pursuant to the preceding sentence, the Committee may, in the exercise of its discretion, but need not, allow a Participant to pay the Option price by directing the Corporation to withhold from the shares of Stock that would otherwise be issued upon exercise of the Option that number of shares having a Fair Market Value on the exercise date equal to the Option price, all as determined pursuant to rules and procedures established by the Committee.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Corporation and the Participant. The Award Agreement shall include such provisions as may be specified by the Committee.

     7.2. Incentive Stock Options. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise Price. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

          (b) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

          (c) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if the Option is exercised after the dates specified in paragraphs (3), (4) and (5) above, it will automatically become a Non-Qualified Stock Option:

             (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

             (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Corporation for cause or by the Participant without the consent of the Corporation, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

             (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

             (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary.

             Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (d) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

          (e) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary unless the exercise price per share of such

     Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

          (f) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

          (g) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (h) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Corporation or Parent or Subsidiary, but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

                                   ARTICLE 9

                               PERFORMANCE SHARES

     9.1. Grant of Performance Shares. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

     9.2. Right to Payment. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3. Other Terms. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1. Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Corporation; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. Certificates for Restricted Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11

                              DIVIDEND EQUIVALENTS

     11.1 Grant of Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Option Award or SAR Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

                                   ARTICLE 12

                            OTHER STOCK-BASED AWARDS

     12.1. Grant of Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 13

                        PROVISIONS APPLICABLE TO AWARDS

     13.1. Stand-Alone, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     13.2. Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     13.3. Term of Award. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

     13.4. Form of Payment for Awards. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Corporation or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     13.5. Limits on Transfer. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Corporation or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Corporation or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation,
(ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable Awards.

     13.6 Beneficiaries. Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     13.7. Stock Certificates. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     13.8. Acceleration upon Certain Events. Upon the occurrence of a Change in Control or in the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Corporation of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding Awards to have lapsed, in each case as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

     13.9. Acceleration for any Other Reason. Regardless of whether an event has occurred as described in Section 13.8 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this
Section 13.9.

     13.10 Effect of Acceleration. If an Award is accelerated under Section 13.8, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

     13.11. Performance Goals. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Corporation or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Corporation's, Parent's or Subsidiary's stock price, (c) the achievement by a business unit of the Corporation, Parent or Subsidiary of a specified target, or target growth in, net income or earnings per share, or (d) any combination of the goals set forth in (a) through (c) above. Furthermore, the Committee reserves the right for any reason to reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     13.12. Termination of Employment or Service. Whether military, government or other service or other leave of absence shall constitute a termination of employment or service in any other capacity shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment or service in any other capacity shall not occur in a circumstance in which a Participant transfers from the Corporation to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Corporation, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

     13.13. Loan Provisions. With the consent of the Committee, the Corporation may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option granted under this Plan and/or with respect to the payment of the purchase price, if any, of any Award granted hereunder and/or with respect to the payment by the Participant of any or all federal and/or state income taxes due on account of the granting or exercise of any Award hereunder. The Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be made with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

                                   ARTICLE 14

                          CHANGES IN CAPITAL STRUCTURE

     14.1. General. In the event a share dividend is declared upon the Stock, the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Corporation or of another corporation or other entity, whether through reorganization, recapitalization, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares or other securities into which each outstanding share of Stock shall be so changed or for which it shall be so exchanged, all without any change in the aggregate purchase price for the shares or other securities then subject to each Award.

                                   ARTICLE 15

                    AMENDMENT, MODIFICATION AND TERMINATION

     15.1. Amendment, Modification and Termination. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Corporation if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     15.2 Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant.

                                   ARTICLE 16

                               GENERAL PROVISIONS

     16.1. No Rights to Awards. No Participant or employee, officer, director, consultant or advisor shall have any claim to be granted any Award under the Plan, and neither the Corporation nor the Committee is obligated to treat Participants and employees, officers, directors, consultants or advisors uniformly.

     16.2. No Stockholder Rights. No Award gives the Participant any of the rights of a stockholder of the Corporation unless and until shares of Stock are in fact issued to such person in connection with such Award.

     16.3. Withholding. The Corporation or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     16.4. No Right to Employment, Directorship or Service in Other
Capacity. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Corporation or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director, consultant or advisor at any time, nor confer upon any Participant any right to continue as an employee, officer, director, consultant or advisor of the Corporation or any Parent or Subsidiary.

     l6.5. Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Corporation or any Parent or Subsidiary.

     16.6. Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Corporation or any Parent or Subsidiary unless provided otherwise in such other plan.

     16.7. Expenses. The expenses of administering the Plan shall be borne by the Corporation and its Parents or Subsidiaries.

     16.8. Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     16.9. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.10. Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     16.11. Government and Other Regulations. The obligation of the Corporation to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Corporation shall be under no obligation to register under the 1933 Act, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, the Corporation may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     16.12. Governing Law. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

     16.13 Additional Provisions. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     The foregoing is hereby acknowledged as being the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan as adopted by the Board of Directors of the Corporation on October 13, 1997.

                                          RARE HOSPITALITY INTERNATIONAL, INC.

                                          By:  /s/ GEORGE W. MCKERROW, JR.
                                            ------------------------------------
                                                  George W. McKerrow, Jr.
                                            Chairman and Chief Executive Officer

                             AMENDMENT NO. 1 TO THE
                      RARE HOSPITALITY INTERNATIONAL, INC.
                         1997 LONG-TERM INCENTIVE PLAN

     THIS AMENDMENT NO. 1 (this "Amendment") to the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan (the "Plan") is made this 20th day of March, 1998.

     The Board of Directors of RARE Hospitality International, Inc. (the "Company") has determined that it is in the best interests of the Company and its shareholders to increase the number of shares of the Company's common stock subject to the Plan to a total of 750,000 shares.

     The Board of Directors intends that the amendment to the Plan provided in this Amendment No. 1 shall be submitted to the shareholders of the Company for approval within one year from the date of adoption of this Amendment by the Board of Directors.

                                       1.

     Section 5.1 of the Plan is hereby amended by deleting Section 5.1 in its entirety and substituting in lieu thereof a new Section 5.1 to read as follows:

     "5.1. Number of Shares. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 750,000, no more than 20% of which shall be Restricted Stock Awards."

                                       2.

     Except as expressly amended hereby, the terms of the Plan shall be and remain unamended and the Plan as amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

                                          RARE HOSPITALITY INTERNATIONAL, INC.

                                          By:   /s/ PHILIP J. HICKEY, JR.
                                            ------------------------------------
                                             Its: President and Chief Executive
                                                           Officer

                             AMENDMENT NO. 2 TO THE
                      RARE HOSPITALITY INTERNATIONAL, INC.
                         1997 LONG-TERM INCENTIVE PLAN

     THIS AMENDMENT NO. 2 (this "Amendment") to the RARE Hospitality International, Inc. 1997 Long-Term Incentive Plan, as previously amended, (the "Plan") is made this 14th day of December, 1998.

     The Board of Directors of RARE Hospitality International, Inc. (the "Company") has determined that it is in the best interests of the Company and its shareholders to revise Section 4.1 of the Plan as provided in this Amendment No. 2.

     The Plan is hereby amended by deleting Section 4.1 in its entirety and by substituting in lieu thereof a new Section 4.1 to read as follows:

     4.1 Committee. The Plan shall be administered by a committee (the "Committee") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code
Section 162(m) and such relief is sought by the Corporation, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     Except as expressly amended hereby, the terms of the Plan, as previously amended, shall be and remain unchanged and the Plan as amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

                                          RARE HOSPITALITY INTERNATIONAL, INC.

                                          By:   /s/ PHILIP J. HICKEY, JR.
                                            ------------------------------------
                                             Its: President and Chief Executive
                                                           Officer

                             AMENDMENT NO. 3 TO THE
                      RARE HOSPITALITY INTERNATIONAL, INC.
                         1997 LONG-TERM INCENTIVE PLAN

     THIS AMENDMENT NO. 3 (this "Amendment") to the RARE Hospitality International, Inc. 1997 Long-term Incentive Plan, as previously amended (the "Plan") is made this 10th day of February 2000.

     The Board of Directors of RARE Hospitality International, Inc. (the "Corporation") has determined that it is in the best interests of the Corporation and its shareholders to increase the number of shares of the Corporation's common stock subject to the Plan to a total of 1,325,000, to grant the Committee administering the Plan the authority to delegate to one or more directors who are also officers of the Corporation to grant certain options under the Plan, to provide certain limitations on the exercise price and term of options granted under the Plan and to prohibit the extension of the original term or reduction of the exercise price of options granted under the Plan, and other amendments as provided herein.

     The Board of Directors intends that the amendments to the Plan provided in this Amendment No. 2 shall be submitted to the shareholders of the Corporation for approval within one year of the date of adoption of this Amendment by the Board of Directors.

                                       1.

Section 2.1 of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 2.1 to read as follows:

     "2.1 Effective Date. The Plan was approved by the Board on October 13, 1997 (the "Effective Date") and by the shareholders of the Corporation on May 20,1998. Amendments to the Plan were approved by the Board on February 10, 2000 (the "2000 Amendments") and became effective as of such date. However, the 2000 Amendments and Plan, as so amended and restated, shall be submitted to the shareholders of the Corporation for approval within 12 months of the Board's approval thereof. No Incentive Stock Options covering shares in excess of 750,000 granted under the Plan may be exercised prior to approval of the 2000 Amendments by the shareholders and if the shareholders fail to approve the 2000 Amendments within 12 months of the Board's approval thereof, any Incentive Stock Options covering shares in excess of 750,000 shares and previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the 2000 Amendments."

Section 4.3 of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 4.3 to read as follows:

     "4.3 Authority of Committee. Except as provided below, the Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any Award Agreement as provided herein.

     Not withstanding the above, the Board or the Committee may expressly delegate to a special committee consisting of one or more directors who are also officers of the Corporation some or all of the Committee's authority under subsections (a) through (g) above with respect to those eligible Participants who, at the time of grant are not, and are not anticipated to be become, either
(i) Covered Employees or (ii) persons subject to the insider trading restrictions of Section 16 of the 1934 Act."

Section 5.1 of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 5.1 to read as follows:

     "5.1. Number of Shares. Subject to adjustment as provided in Section 14.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,325,000, no more than 20% of which shall be Restricted Stock or unrestricted Stock Awards."

Section 7.1(a) of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 7.1(a) to read as follows:

     "(a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Option shall not be less than the Fair Market Value as of the date of the grant."

Section 7.1(c) of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 7.1(c) to read as follows:

     "(c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months."

Section 7.1(e) of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 7.1(e) to read as follows:

     "(e) Exercise Term. In no event may any Option be exercisable for more than ten years from the date of its grant."

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     Section 15.2 of the Plan is hereby amended by deleting such section in its entirety and by substituting in lieu thereof a new Section 15.2 to read as follows:

     "15.2 Awards Previously Granted. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that, subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination; and provided further that the original term of any Option may not be extended and, except as otherwise provided in the anti-dilution provision of the Plan, the exercise price of any Option may not be reduced. No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant."

     Except as expressly amended hereby, the terms of the Plan shall be and remain unamended and the Plan as amended shall remain in full force and effect.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

                                          RARE HOSPITALITY INTERNATIONAL, INC.

                                          By:   /s/ PHILIP J. HICKEY, JR.
                                            ------------------------------------
                                                   Philip J. Hickey, Jr.
                                            Its: President and Chief Executive
                                                         Officer

                 PROXY FOR RARE HOSPITALITY INTERNATIONAL, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                ATLANTA, GEORGIA

         The undersigned shareholder of RARE Hospitality International, Inc. (the "Company"), hereby constitutes and appoints Philip J. Hickey, Jr. and Joia
M. Johnson, or either one of them, each with full power of substitution, to vote the number of shares of Company common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Crowne Plaza Ravinia, 4355 Ashford-Dunwoody Road, Atlanta, Georgia, on Monday, May 15, 2000, at 2:00 p.m. local time, or at any adjournments thereof (the "Meeting"), upon the proposals described in the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated April 12, 2000, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and are further authorized to vote on matters properly brought before the Meeting or any adjournment thereof, of which the Board of Directors did not have notice on or before February 21, 2000. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

         1. ELECTION OF DIRECTORS: To elect Philip J. Hickey Jr. and George W. McKerrow Jr. to serve as Class II directors until the 2003 Annual Meeting of Shareholders of the Company and until their successors are elected and qualified:

            FOR [ ]            WITHHOLD AUTHORITY [ ]

To withhold authority for any individual nominee(s), write the name of the nominee(s) in the space provided:

----------------------------------------------

         2. AMENDMENT OF LONG-TERM INCENTIVE PLAN: To approve the amendment of the Company's 1997 Long-Term Incentive Plan to increase the number of shares of Common Stock available for award by 575,000 shares, to grant the committee administering the plan the authority to delegate to one or more directors who are also officers of the corporation the ability to grant certain options under the Plan, to provide certain limitations on the exercise price and term of options granted under the Plan and to prohibit the extension of the original term or reduction of the exercise price of options granted under the Plan, and other amendments described in the Proxy Statement.

         FOR [ ]            AGAINST [ ]       ABSTAIN [ ]

         3. RATIFICATION OF AUDITORS: To ratify the selection of KPMG LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 2000:

         FOR [ ]            AGAINST [ ]       ABSTAIN [ ]

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF OF WHICH THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE FEBRUARY 21, 2000.

         Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           ------------------------------------------------
                           Signature of Shareholder


                           ------------------------------------------------
                           Signature of Other Shareholder (if held jointly)


                           Dated: __________________________, 2000


THIS PROXY IS SOLICITED ON BEHALF OF RARE HOSPITALITY INTERNATIONAL, INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.